Prepayments and other assets	6 Months Ended
Feb. 28, 2023
Prepayments And Other Assets
Prepayments and other assets

6.	Prepayments and other assets

	February 28, 2023	August 31, 2022
Prepaid expenses	$821	$699
Commitment fees(1)	507	507
Total prepayments and other assets	$1,328	$1,206

(1)	Consists of commitment fees paid with respect to a share purchase agreement whereby the Company, at its sole discretion, has the right to sell up to $10 million of its common shares over a 36-month period.